INVESCO COMBINATION STOCK & BOND FUNDS, INC.

            Supplement to Class C Prospectus dated December 31, 1999

The section of the Prospectus entitled "Fees And Expenses - Annual Fund Operating Expenses That Are Deducted From Fund Assets" is amended to (1) delete the table and the footnotes and (2) substitute the following, respectively, in their place:

      ANNUAL FUND OPERATING EXPENSES THAT ARE
      DEDUCTED FROM FUND ASSETS

      EQUITY INCOME FUND - CLASS C
      Management Fee                                  0.48%
      Distribution and Service (12b-1) Fees(1)        1.00%
      Other Expenses                                  0.23%
                                                      -----
      Total Annual Fund Operating Expenses            1.71%
                                                      =====

      BALANCED FUND - CLASS C
      Management Fee                                  0.60%
      Distribution and Service (12b-1) Fees(1)        1.00%
      Other Expenses(2)                               0.47%
                                                      -----
      Total Annual Fund Operating Expenses(2)         2.07%
                                                      =====

      TOTAL RETURN FUND - CLASS C
      Management Fee                                  0.56%
      Distribution and Service (12b-1) Fees(1)        1.00%
      Other Expenses                                  0.21%
                                                      -----
      Total Annual Fund Operating Expenses            1.77%
                                                      =====

      (1) Because the Funds' Class C shares pay 12b-1 distribution and service fees which are based upon each Fund's assets, if you own shares of a Fund for a long period of time, you may pay more than the economic equivalent of the maximum front-end sales charge permitted for mutual funds by the National Association of Securities Dealers, Inc.
      (2) Based on estimated expenses for the current fiscal year, which may be more or less than actual expenses. Actual expenses are not provided because each Fund's Class C shares were not offered until February 15, 2000. Certain expenses of Balanced Fund will be absorbed by INVESCO in order to ensure that expenses for that Fund's Class C shares will not exceed 2.00% of the Fund's average net assets attributable to Class C shares pursuant to a commitment between the Fund and INVESCO. This commitment may be changed at any time following consultation with the board of directors. After absorption, Balanced Fund - Class C shares' Other Expenses and Total Annual Fund Operating Expenses are estimated to be 0.41% and 2.01%, respectively, of the Fund's average net assets.

The section of the Prospectus entitled "Fees And Expenses - Examples" is amended to (1) delete the second paragraph and (2) substitute the following in its place:

     The Examples assume that you invested $10,000 in Class C shares of a Fund for the time periods indicated. The first Example assumes that you redeem all of your shares at the end of each period. The second Example assumes you keep your shares. Both Examples also assume that your investment had a hypothetical 5% return each year and that a Fund's Class C shares' operating expenses remained the same. Although the actual costs and performance of a Fund's Class C shares may be higher or lower, based on these assumptions your costs would have been:

     IF SHARES ARE REDEEMED           1 year 3 years 5 years 10 years
     Equity Income Fund - Class C     $  274 $  539  $  928    $2,019
     Balanced Fund - Class C          $  310 $  649  $1,114    $2,400
     Total Return Fund - Class C      $  280 $  557  $  959    $2,084

     IF SHARES ARE NOT REDEEMED       1 year 3 years 5 years 10 years
     Equity Income Fund - Class C     $ 174  $ 539   $  928    $2,019
     Balanced Fund - Class C          $  210 $ 649   $1,114    $2,400
     Total Return Fund - Class C      $  180 $ 557   $  959    $2,084

The section of the Prospectus entitled "Portfolio Managers" is amended to (1) delete the first paragraph and (2) substitute the following in its place:

      The following individuals are primarily responsible for the day-to-day management of their respective Fund's or Funds' portfolio holdings.

      FUND                          PORTFOLIO MANAGER(S)

      Equity Income                 Charles P. Mayer
                                    Donovan J. (Jerry) Paul

      Balanced                      Charles P. Mayer
                                    Donovan J. (Jerry) Paul
                                    Peter M. Lovell

      Total Return                  David S. Griffin
                                    James O. Baker
                                    Thomas L. Shields

The section of the Prospectus entitled "Portfolio Managers" is amended to (1) delete the fifth and sixth paragraphs and (2) substitute the following in their place:

     DAVID S. GRIFFIN, a Chartered Financial Analyst, is the lead portfolio manager of Total Return Fund. He has been a portfolio manager for INVESCO Capital Management, Inc. since 1991. Dave holds an M.B.A. from the College of William and Mary and a B.A. from Ohio Wesleyan University.

The section of the Prospectus entitled "Portfolio Managers" is amended to (1) delete the eighth paragraph and (2) substitute the following in its place:

     THOMAS L. SHIELDS, a Chartered Financial Analyst, is an assistant portfolio manager of Total Return Fund. Before joining INVESCO in 1983, he was a portfolio manager with Schroder Capital Management. Tom holds an M.B.A. and a B.B.A. from Tulane University.

The section of the Prospectus entitled "How To Buy Shares - Contingent Deferred Sales Charge (CDSC)" is amended to (1) delete the second paragraph and (2) substitute the following in its place:

     You will not pay a CDSC:
          o    if you redeem Class C shares you held for more than 13 months;
          o if you redeem shares acquired through reinvestment of dividends and distributions;
          o    on increases in the net asset value of your shares;
          o if you participate in the periodic withdrawal program and withdraw up to 10% of the value of your shares that are subject to a CDSC in any 12-month period. The value of your shares, and applicable 12-month period, will be calculated based upon the value of your account on, and the date of, the first periodic withdrawal;

          o    to pay account fees;
          o for IRA distributions due to death, disability or period distributions based on life expectancy;
          o to return excess contributions (and earnings, if applicable) from retirement plan accounts; or
          o for redemptions following the death of a shareholder or beneficial owner.

This Supplement supercedes the Supplements dated June 1, 2000 and July 20, 2000.

The date of this Supplement is August 24, 2000.